UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2005

Ultra Petroleum Corporation
(Exact Name of Registrant as Specified in its Charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 1200 Houston, Texas		77060
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (281) 876-0120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Reg FD.  Publication of Announcement Regarding Earnings Conference Call..

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on October 19, 2005 announcing the Company’s Second Quarter Earnings Conference Call Webcast.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit  hereto)  shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets  forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 19, 2005 by Ultra Petroleum Corporation (the “Company”) titled ‘Webcast Alert: Ultra Petroleum Corp. Announces Its Third Quarter Earnings Conference Call Webcast

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM Corporation

October 25, 2005	By:	/S/ Kelly Whitley

	Name:	Kelly Whitley.
	Title:	Manager Investor Relations

EXHIBIT INDEX

Exhibit Number	Description

99.1	Webcast Alert issued October 19, 2005 by Ultra Petroleum Corporation.